                                                                    Exhibit 10-8
                                                                    ------------

THIS WARRANT AND ANY SHARES OF NON-VOTING COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THIS WARRANT IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 28, 1993, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                                    WARRANTS

                     To Purchase Non-Voting Common Stock of

                           NUTRACEUTICAL CORPORATION

THIS IS TO CERTIFY that Heller Financial, Inc., a Delaware corporation having its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661, or its registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase 116,949.15 shares (subject to adjustment as provided herein) of Non-voting Common Stock, $.01 par value, of Nutraceutical Corporation, a Delaware corporation, at an Exercise Price of $.01 per share (such Exercise Price and the number of shares of Non-Voting Common Stock purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

                                   ARTICLE I
                                  DEFINITIONS

The terms defined in this ARTICLE I, whenever used in this Warrant, shall have the respective meanings hereinafter specified.

"Affiliate" of any entity means a Person which directly or directly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity. The term "control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Assignment" means the form of Assignment appearing at the end of this Warrant.

"Bain Capital Investors" means Bain Capital Fund IV, L.P., a Delaware limited partnership, Bain Capital Fund IV-B, L.P., a Delaware limited partnership, BCIP Associates, a Delaware partnership, and BCIP Trust Associates, L.P., a Delaware limited partnership.

"Bain Investors" means the Bain Capital Investors, F. W. Gay & Sons, a Texas general partnership, Bruce Hough and James L. Learner.

"Chicago Time" shall mean, with respect to any determination of the time for performance hereunder, the time of day determined by the local time in Chicago, Illinois.

"Class A Stock" means shares of the Company's Class A Common Stock, $.01 par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Class A Non-Voting Stock" means shares of the Company's Class A Non-voting Common Stock, $.01 par value, convertible into Class A Stock on a share-for-share basis, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Class P Stock" means shares of the Company's Class P Common Stock, $.01 par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Closing Date" means October 28, 1993.

"Commission" means the Securities and Exchange Commission or an other Federal agency from time to time administering the Securities Act.

"Common Shares" means Class A Stock, Class A Non-Voting Stock, Class P Stock, Common Stock, Non-Voting Common Stock and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

"Common Stock" means shares of the Company's Common Stock, $.01 par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Company" means Nutraceutical Corporation, a Delaware corporation, and any successor corporation.

"Convertible Securities" means evidences of indebtedness, shares of stock (other than Class A Non-Voting Stock and Non-Voting Common Stock) or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of Common Shares, either immediately or upon the arrival of a specified date or the happening of a specified event.

"Credit Agreement" means the Credit Agreement dated as of even date herewith, between the Initial Holder, as agent and lender, and Solaray, as the same may be amended from time to time together with all of the other "Loan Documents" (as defined in the Credit Agreement), each as the same may be amended from time to time.

"Current Market Price" as to any security on any date specified herein means the average of the daily closing prices for the thirty (30) consecutive trading days before such date excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be (i) the mean between the closing high bid and low asked quotations of any such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if any such security is listed or admitted for trading on any national securities exchange, the last sale price of any such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which any such security is listed. If any such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported.

"Default Rate" means the interest rate applicable to "Base Rate Loans" (as defined in the Credit Agreement) after an "Event of Default" (as defined in the Credit Agreement) as set forth in Section 2.2 of the Credit Agreement.

"Distribution" has the meaning set forth in Section 5.1.

"Event of Default" means (a) the breach of any warranty, or the inaccuracy of any representation, made by the Company herein or (b) the failure by the Company to comply with any covenant contained herein.

"Exercise Period" means (subject to the provisions of Section 9.12 and 9.13 below) the period commencing on the Closing Date and terminating on the tenth anniversary of the Closing Date.

"Exercise Price" means the price per share of Non-Voting Common Stock set forth in the preamble to this Warrant, as such price may be adjusted pursuant to
ARTICLE IV.

"Fair Value" means the fair market value of the Warrant Shares which are being repurchased (assuming full exercise of the Warrant) based upon the market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value including, without limitation, the rights and preferences of the Warrant Shares set forth in the Company's Certificate of Incorporation. Unless otherwise agreed by the Company and holder, Market Value of the Warrant Shares shall be determined by an investment banking firm reasonably acceptable to the Company and holder, which firm shall submit to the Company and holder a written report setting forth such determination. If the parties are unable to agree on an investment banking firm within 15 days after delivery of a request by any party for a determination of Market Value, a firm shall be selected by lot from the top-tier New York based investment banking firms, after the Company and holder have each eliminated one such firm. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties. In determining Fair Value of the Warrant Shares, no discount shall be imposed by reason of any stock interest being valued constituting a minority ownership interest, non-voting restrictions or the illiquidity of the stock interest being valued. Notwithstanding the foregoing, if the Company shall have effected a public offering of its Warrant Shares, and any of the Warrant Shares are actively traded on a public market, Fair Value means, with reference to the Warrant Shares, the current Market Price of such shares as of any date of determination.

"Fully Diluted Outstanding Shares" shall mean, at any time, the sum of (i) the number of outstanding shares of Common Shares plus (ii) the number of Issuable Warrant shares, plus (iii) the number of shares of Common Shares issuable upon the exercise of outstanding options.

"Initial Holder" means Heller Financial, Inc., a Delaware corporation.

"Issuable Warrant Shares" means the number of shares of Non-Voting Common Stock issuable from time to time upon exercise of this Warrant.

"Issued Common Warrant Shares" means (a) any shares of Common Stock issued upon conversion of Issued Non-Voting Warrant Shares plus (b) any shares of Common Stock issued as a stock dividend with respect to any shares of the type described in (a) or as part of a stock split affecting such shares.

"Issued Non-Voting Warrant Shares" means (a) the cumulative total of the shares of Non-Voting Common Stock issued from time to time upon exercise of the Warrants, plus (b) any shares of Non-Voting Common Stock issued as a stock dividend with respect to such shares or as part of a stock split affecting such shares, less (c) any shares described in (a) or (b) that were subsequently converted into shares of Common Stock.

"Issued Warrant Shares" means the Issued Common Warrant Shares plus the Issued Non-Voting Warrant Shares.

"Liabilities" means Solaray's "Obligations" as defined in the Credit Agreement.

"Non-Voting Common Stock" means shares of the Company's Non-Voting Common Stock, $.01 par value, convertible into Common Stock on a share-for-share basis, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Notice of Exercise" means the form of Notice of Exercise appearing as Exhibit
2.2 hereof.

"Opinion of Counsel" means an opinion of counsel experienced in Securities Act or bank regulatory matters, as the case may be, chosen by the holder of this Warrant or the holder of Issued Warrant Shares, which counsel may be counsel to such holder.

"Other Securities" means any stock and other securities of the Company (other than Common Shares, Convertible Securities or Stock Purchase Rights) or any other Person which shall become subject to issue or sale upon the conversion or exchange of any stock or other securities of the Company.

"Other Warrant" means that certain Warrant to Purchase Class A NonVoting Common Stock of even date herewith, as hereafter amended, in favor of Initial Holder.

"Person" means any unincorporated organization, association, corporation, individual, sole proprietorship, partnership, joint venture, trust institution, entity, party or government (including any instrumentality, division, agency, body or department thereof).

"Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Solaray" means Solaray, Inc., a Utah corporation, and a wholly-owned Subsidiary of the Company.

"Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Shares or any Convertible Securities.

"Stockholders Agreement" means that certain Stockholders Agreement dated as of the Closing Date among the Company, Initial Holder and the Bain Capital Investors, as amended.

"Subsidiary" means any corporation or association (a) more than 50% (by number of votes) of the Voting Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more Subsidiaries owns more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the Company for financial reporting purposes in accordance with generally accepted accounting principles.

"Voting Stock" means securities of any class or series of a corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of a majority of the directors or persons performing similar functions of such corporation or association.

"Warrant" means the warrant dated as of Closing Date issued to the Initial Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant and all warrants delivered pursuant to the last paragraph of Section 2.2.

"Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant
Shares.

Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.

                                   ARTICLE II
                              EXERCISE OF WARRANT

          2.1 Right to Exercise. On the terms and subject to the conditions of this ARTICLE II, the holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part at any time during the Exercise Period.

          2.2 Manner of Exercise; Issuance of Non-Voting Common Stock. To exercise this Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise in substantially the form of Exhibit 2.2 hereto duly executed by the holder hereof specifying the number of shares of Non-Voting Common Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Non-Voting Common Stock as to which this Warrant is then being exercised and (c) this Warrant. At the option of the holder hereof, payment of the Exercise Price shall be made by (i) wire transfer of funds to an account in a bank located in the United States designated by the

Company for such purpose, (ii) certified or official bank check payable to the order of the Company and drawn on a member of the Chicago Clearing House, (iii) by application of the Liabilities to the payment of the Exercise Price in such order as the Initial Holder may determine, (iv) deducting from the number of shares delivered upon exercise of the Warrant a number of shares which has an aggregate Current Market Price (or, in the event that the Current Market Price per share is not determinable, an aggregate Fair Value) on the date of exercise equal to the aggregate Exercise Price for all shares as to which the Warrant is then being exercised or (v) by any combination of such methods.

          Upon receipt of the required deliveries, the Company shall, as promptly as practicable, and in any event within five (5) days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Non-Voting Common Stock equal in the aggregate to the number of shares of Non-Voting Common Stock specified in the Notice of Exercise (but not exceeding the maximum number of shares issuable upon exercise of this Warrant). Such certificate or certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be.

          If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has expired, issue and deliver to the holder hereof or the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the holder hereof or such transferee to purchase the aggregate number of shares of Non-Voting Common Stock for which this Warrant shall not have been exercised, and this Warrant shall be canceled.

          2.3 Effectiveness of Exercise. Unless otherwise requested by the holder hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the date the Notice of Exercise, together with payment of the Exercise Price and this Warrant, is received by the Company.

          2.4 Fractional Shares. The Company shall not issue fractional shares of Non-Voting Common Stock or scrip representing fractional shares of Non-Voting Common Stock upon any exercise of this Warrant. As to any fractional share of Non-Voting Common Stock which the holder hereof would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Fair Value (determined without regard to whether this Warrant or any Warrant Shares are then subject to repurchase hereunder) calculated as of the date of the Notice of Exercise. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the holder hereof or the transferee designated in the Notice of Exercise, as the case may be.

          2.5 Continued Validity. A holder of shares of Non-Voting Common Stock issued upon the exercise of this Warrant, in whole or in part, shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions of this Warrant except such rights as by their terms apply solely to the holder of a Warrant. The Company will, at the time of any exercise of this Warrant, upon the request of the holder of the shares of Non-Voting Common Stock issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

                                  ARTICLE III
                      REGISTRATION, TRANSFER AND EXCHANGE

          3.1 Maintenance of Registration Books. The Company shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

          3.2 Transfer and Exchange. Upon surrender for registration of transfer of this Warrant at such office, the Company shall execute and deliver in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Non-Voting Common Stock. At the option of the holder hereof, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Non-Voting Common Stock upon surrender of this Warrant at such office. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrants which the holder making the exchange is entitled to receive.

          Every Warrant presented or surrendered for registration of transfer or exchange shall be accompanied by an Assignment duly executed by the holder thereof or its attorney duly authorized in writing in substantially the form of
Exhibit 3.2 attached hereto.

          All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

          3.3 Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and
(a) in the case of any such loss, theft or destruction upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant.

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

          3.4 Ownership. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                                   ARTICLE IV
                            ANTIDILUTION PROVISIONS

          4.1 Adjustment of Exercise Price. Upon any adjustment of the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant as provided in Section 4.2, the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant immediately after giving effect to such adjustment.

          4.2 Adjustment of Number of Shares Purchasable. The number of shares of Non-Voting Common Stock shall be subject to adjustment from time to time as hereinafter set forth.

               (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the Closing Date shall:

                    (i) declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Shares, Convertible Securities or Stock Purchase Rights, or

                    (ii) subdivide its outstanding shares of Common Shares into a larger number of shares of Common Shares, or

                    (iii) combine its outstanding shares of Common Shares into a smaller number of shares of Common Shares,

then the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant shall be adjusted to that number determined by dividing the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Shares of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Shares of the Company immediately after such event, treating as outstanding all shares of Common Shares issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock Purchase Rights.

               (b) Issuance of Additional Shares of Common Shares. In case the Company shall issue or sell any shares of Common Shares after the Closing Date for a consideration less than the then Fair Value per share, then, the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant shall be increased as determined by the following formula, solving for the appropriate unknown variable thereunder:

                    AWS         x (TV + AC + EX) =    WS     x  (TV + EX)
               ---------------                      -------
               (AWS + SO + AS)                      SO + WS

For purposes of the formula set forth above, the variables set forth therein shall have the following meanings:

               AWS = The number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant, after giving effect to the adjustment

               FVS = The then Fair Value per share (without giving effect to any dilution attributable to the Issuable Warrant Shares)

               SO  = The number of shares of Common Shares outstanding prior to the issuance of the additional shares

               TV  = FVS x SO

               AC  = The aggregate consideration received for the sale or of the additional shares of Common Shares issuance

               AS  = The number of additional shares of Common Shares to be sold or issued

               EX  = The Exercise Price per share (prior to adjustment) times the number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant (prior to the adjustment)

               WS  = The number of shares of Non-Voting Common Stock issuable upon exercise of this Warrant (prior to adjustment)

          For purposes of this Subsection (b), the date as of which the Fair Value per share of Common Shares shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to which the Company shall first (i) enter into a firm contract for the issuance of such shares or
(ii) issue such shares.

          The provisions of this Subsection (b) shall not apply to any additional shares of Common Shares which are distributed to holders of Common Shares pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 4.2. No adjustment of the number of shares of NonVoting Common Stock issuable under this Warrant shall be made under this subsection upon the issuance of any additional shares of Common Shares which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that such adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a),
(c), (d), (e) or (f) of this Section 4.2.

          (c) Issuance of Stock Purchase Rights. In case the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which additional shares of Common Shares may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the then Fair Value per share, then the Number of shares of Non-Voting Common Stock issuable under this Warrant shall be adjusted as provided in Subsection (b) of this Section 4.2 on the basis that (i) the maximum number of additional shares of Common Shares issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of such adjustment, Fair Value, as hereinafter provided, and (ii) the aggregate consideration received for such additional shares of Common Shares shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection
(c), (i) the date as of which the adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights, and (ii) the date as of which the Fair Value per share of Common Shares shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to the earlier of the dates determined pursuant to clauses (A) and (B) above.

          (d) Issuance of Convertible Securities. In case the Company shall issue or sell any Convertible Securities and the consideration per share for which additional shares of Common Shares may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share, then the Number of shares of Non-Voting Common Stock issuable under this Warrant shall be adjusted as provided in Subsection (b) of this
Section 4.2 on the basis that (i) the maximum number of additional shares of Common Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of such adjustment, Fair Value, as hereinafter provided, and
(ii) the aggregate consideration received for such additional shares of Common Shares shall be deemed to be equal to the minimum consideration received and receivable by the company in connection with the issuance and conversion of exercise of such Convertible Securities. For the purposes of this

Subsection (d), (i) the date as of which the adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant per share shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities, and (ii) the date as of which the Fair Value per share of Common Shares shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to the earlier of the dates determined pursuant to clauses (A) and (B) above. No adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant shall be made under this Subsection (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection (c) of this
Section 4.2.

          (e) Minimum Adjustment. In the event any adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant pursuant to this
Section 4.2 shall result in an adjustment of less than one share of Non-Voting Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to one more share of Non-Voting Common Stock; provided, however, that upon any adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Shares or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Shares into a greater or smaller number of shares, the foregoing figure of one share (or such figure as last adjusted) shall be proportionately adjusted, and provided, further, upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest 1/100th of a share) not theretofore made to the Number of shares of Non-Voting common Stock issuable under this Warrant up to and including the date upon which this Warrant is exercised.

          (f) Readjustment. In the event (i) the purchase price payable f or any Stock Purchase Rights or Convertible Securities referred to in Subsection
(c) or (d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities above are convertible into or exchangeable for additional shares of Common Shares shall change, the number of shares of Non-Voting Common Stock issuable under this Warrant at the time of such event shall forthwith be readjusted to that number of Shares which would have been issuable at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, the number of shares of Non-Voting Common Stock issuable under this Warrant shall forthwith be reduced to that number of shares which would have been issuable at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the number of shares of Non-Voting Common Stock issuable under this Warrant pursuant to this Subsection (f) shall have the effect of reducing the number of shares of Non-Voting Common Stock issuable under this Warrant by a number in excess of the adjustments made to the number of shares of Non-Voting Common Stock issuable under this Warrant in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

          (g) Reorganization, Reclassification or Recapitalization of Company. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of this Section 4.2), or in case of the consolidation or merger of the Company with or into another corporation, or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Non-Voting common Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Non-Voting Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

          Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holders of Warrants entitled to purchase not less than 66 2/3% of the Issuable Warrant Shares at such time with respect to the rights and interests of holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by an opinion of counsel as to the enforceability of such agreement and shall be approved by the holders of Warrants entitled to purchase not less than 66 2/3% of the shares of Non-Voting Common Stock issuable upon the exercise thereof.

          (h) Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issuance or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Subsection (g)) or become subject to subscription, purchase or other acquisition pursuant to any options or rights issued or granted by the Company (or by any such other issuer or Person) for a consideration such as to dilute, within the standards established in the other provisions of this ARTICLE IV, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this ARTICLE IV with respect to the Number of shares of Non-Voting Common Stock issuable under this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holders of the Warrant against the effect of such dilution.

          (i) Other Dilutive Events. In case any event shall occur as to which the other provisions of this ARTICLE IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this ARTICLE IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          (j) Determination of Consideration. For purposes of this ARTICLE IV, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of additional shares of Common Shares, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

          (1) Cash Payment. In the case of cash, the net amount received by the Company after deduction of any accrued interest, dividends or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company.

          (2) Securities or Other Property. In the case of securities or other property, at the lesser of the Current Market Price of such consideration if determinable, and otherwise at the Fair Value of such consideration (in both cases as of the date immediately preceding the issuance, sale or grant in question).

          (3) Allocation Related to Common Shares. In the event additional shares of Common Shares are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in clauses (1) and (2) above) shall be allocable to such additional shares of Common Shares as determined in good faith by the Board of Directors of the Company.

          (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, such Stock Purchase Rights or Convertible Securities shall be deemed to have been issued without consideration.

          (5) Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Shares) payable in either case in Common Shares, Convertible Securities or Stock Purchase Rights, such Common Shares, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

          (6) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Shares shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, in each case after deducting any accrued interest, dividends, or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common Shares issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of all such Convertible Securities.

          (7) Merger, Consolidation or Sale of Assets. In case any shares of Common Shares or Convertible Securities or any Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Shares, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Shares for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Non-voting Common Stock issuable upon exercise of this Warrant, the determination of the Exercise Price immediately prior to such merger, consolidation or sale, for the purposes of Subsection (g) above, shall be made after giving effect to such adjustment of the Number of shares of Non-Voting Common Stock issuable under this Warrant.

          (k) Record Date. In case the Company shall take a record of the holders of the Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares or in Convertible Securities or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then all references in this ARTICLE IV to the date of the issue or sale of the shares of Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

          (l) Shares Outstanding. The number of shares of Common Shares deemed to be outstanding at any given time shall not include shares of Common Shares in the treasury of the Company or held by any Subsidiary.

          (m) Maximum Exercise Price. At no time shall the Exercise Price per share of Non-Voting Common Stock exceed the amount set forth in the Preamble of this Warrant except as provided in Subsection (a) or (g) of this Section 4.2.

          (n) Application. Except as otherwise provided herein, all Subsections of this Section 4.2 are intended to operate independently of one another. If an event occurs that requires the application of more than one Subsection, all applicable Subsections shall be given independent effect.

          (o) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of:

          (i) the issuance of shares of Non-Voting Common Stock or Class A Non-Voting Stock upon the exercise in whole or part of this Warrant or the Other Warrant, respectively;

          (ii) the issuance of shares of Common Shares pursuant to a rights offering in which the holder hereof elects to participate under the provisions of Section 4.3;

          (iii) the issuance of Common Stock or Class A Stock upon the conversion of the Non-Voting Common Stock to Common Stock or the conversion of Class A Non-Voting Stock to Class A Stock, respectively; or

          (iv) the issuance of shares of Common Stock ("Management Stock") to any executives or management of the Company or its Subsidiaries other than to Affiliates of the Bain Investors.

     4.3 Rights Offering. In the event the Company shall effect an offering of Common Shares pro rata among its stockholders, the holder hereof shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such holder were, at the time of any such rights offering, then a holder of that number of shares of Non-Voting Common Stock to which such holder is then entitled on the exercise hereof.

     4.4  Certificates and Notices.

          (a) Adjustments to Exercise Price.  Upon any adjustment under this
ARTICLE IV of the number of shares of Non-Voting Common Stock purchasable upon exercise of this Warrant or of the Exercise Price, a certificate, signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, or

(ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the holder of this Warrant specifying the adjusted Exercise Price and the number of shares of Non-voting Common Stock purchasable upon exercise of such holder's Warrant after giving effect to such adjustment.

          The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under ARTICLE IV.

          (b) Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Shares or to make any other Distribution to the holders of shares of Common Shares, (ii) offer to the holders of shares of Common Shares rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Shares (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Shares), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Shares), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Shares entitled to receive such stock dividends or other Distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Shares of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or
(ii) above at least fifteen (15) days prior to the record date for determining holders of Common Shares for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) days prior to the date upon which such action takes place and twenty (20) days prior to any record date to determine holders of Common Shares entitled to receive such securities or other property.

          (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this
Section 4.4 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of this warrant, or any transaction giving rise thereto.

                                   ARTICLE V
                   PARTICIPATION IN CORPORATE DISTRIBUTIONS

     5.1  Company's Obligation to Make Payments.

          Other than distributions on the Class P Stock or Class A Stock in accordance with the Company's articles or certificate of incorporation, the Company shall not declare, make or pay any dividend or other distribution, whether in cash or other property, with respect to its Common Shares (a "Distribution") (other than Common Shares of the Company as to which the antidilution provisions of ARTICLE IV shall apply) , unless it concurrently makes a cash payment to the holder of this Warrant equal to the amount to which such holder would otherwise be entitled if such holder then had exercised the Warrant in full and held Issued Warrant Shares.

                                  ARTICLE VI
                      FINANCIAL AND BUSINESS INFORMATION

     6.1  Information.  The Company shall deliver to the holder hereof:

          (a) as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, two copies of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter; and

               (ii) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter;

setting forth in each case in comparative form the figures for the corresponding dates and periods in the previous fiscal year. Such statements shall be (1) prepared in accordance with generally accepted accounting principles consistently applied, (2) in reasonable detail and (3) certified as complete and correct by the chief financial or accounting officer of the Company;

          (b) as soon as practicable after the end of each fiscal year of the Company (commencing with the end of the 1993 fiscal year) and in any event within ninety (90) days thereafter, two copies of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year;

               (ii) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such year;

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon by a firm of independent certified public accountants of recognized national standing selected by the Company, which report shall state that (1) such financial statements fairly present the financial position of the entities being reported upon at the end of such year and the results of their operations and changes in accounting principles consistently applied (except for changes in accounting principles with which such accountants concur), and (2) its examination of such financial statements has been made in accordance with generally accepted auditing standards and included such tests of the accounting records and other auditing procedures as they considered necessary in the circumstances;

          (c) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its stockholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Commission or any securities exchange on which shares of Common Shares are listed;

          (d) promptly upon the Company's obtaining knowledge thereof, notice of the existence of an Event of Default, describing such Event of Default in reasonable detail; and

          (e) prior to the time that Company shall have completed a "Qualified Public Offering" (as defined in the Stockholders Agreement), with reasonable promptness, such other financial information as from time to time may be reasonably requested by the holder hereof.

So long as the Company delivers to the holders of Warrant Shares copies of all monthly and annual financial statements and reports of or relating to the Company, Solaray and their Subsidiaries required to be delivered pursuant to the Credit Agreement, clauses (a) and (b) above shall be suspended.

                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES
                                OF THE COMPANY

          The Company hereby represents and warrants to the Initial Holder and each subsequent holder of this Warrant that as of the Closing Date:

     7.1 Organization and Capitalization of the Company. The company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the authorized capital of the Company consists of 2,000,000 shares of Common Stock, 120,000 shares of Non-Voting Common Stock, 200,000 shares of Class P Common Stock, 13,000 shares of Class A Stock and 13,000 shares of Class A Non-Voting Stock. As of the date hereof there are 100,000 shares of Class P Stock and 900,000 shares of the Common Stock issued and outstanding and there are no Shares of NonVoting Common Stock, no shares of Class A Stock and no shares of Class A Non-Voting Stock issued and outstanding, and no shares of the Company's capital stock are held in its treasury. The Company has not issued or agreed to issue any Stock Purchase Rights or Convertible Securities, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Shares. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

     7.2 Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     7.3 No Legal Bar. Neither the execution, delivery or performance of this Warrant, the Stockholders Agreement or that certain Registration Agreement among the Company, the Initial Holder and the Bain Investors will (a) conflict with or result in a violation of the articles or certificate of incorporation or ByLaws of the Company, (b) conflict with or result in a violation of any law, statute: regulation, order or decree applicable to the Company or any Affiliate (except that the Company's ability to honor its obligations with respect to the "Put" (as defined in the Stockholders Agreement) is subject to the availability of sufficient earned and/or capital surplus), (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

     7.4 Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, shares of Common Shares issued pursuant hereto will have been validly issued and will be fully paid and nonassessable.

                                 ARTICLE VIII
                       VARIOUS COVENANTS OF THE COMPANY

     8.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its articles or certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, after the Closing Date the Company will (a) not increase the par value of any shares of Common Shares issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Shares upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant,
(d) not issue any capital stock of any class which is preferred as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, and (e) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than that percentage of the outstanding shares of Common Shares to which it related immediately prior to such corporate action.

          Upon the request of the holder hereof the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to such holder, the continued validity of this Warrant and the Company's obligations hereunder.

     8.2 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant or the conversion of Non-Voting Common Stock, a number of shares of Non-voting Common Stock equal to the number of shares of Non-Voting Common Stock issuable upon the exercise of this Warrant and a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon conversions of such Non-Voting Common Stock. All such shares of Non-Voting Common Stock shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof. All such shares of Common Stock shall be duly authorized and, when issued upon conversions of such NonVoting Common Stock, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof. The company shall not at any time while this Warrant remains outstanding allow the par value of its Common Shares to exceed the then effective Exercise Price.

     8.3 Listing on Securities Exchange. If the Company shall list any shares of Common Shares on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares, so long as any shares of Common Shares shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     8.4 Availability of Information. The Company will cooperate with the holder hereof and of Issued Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of this Warrant or such Issued Warrant Shares.

     8.5  Interested Transactions.

          Without the prior written consent of the Initial Holder, the Company will not and will not permit any of its subsidiaries directly or indirectly to:

          (a) enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Company or with any director, officer or employee of Company or any of its subsidiaries, except (i) as set forth on Schedule 7.9 to the Credit Agreement as in effect on the date hereof, (ii) as permitted by paragraph (b) below, or (iii) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Company or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to holders and are no less favorable to Company or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of Company; or

          (b) pay any management, consulting or similar fees to any Affiliate of Company or any of its Subsidiaries or to any director, officer or employee of Company or any of its subsidiaries except as set forth on Schedule 7.9 to the Credit Agreement as in effect on the date hereof.

     8.6 Indemnification. If the Company fails to make when due any payments provided for in this Warrant, the Company shall pay to the holder hereof (a) interest at the Default Rate on any amounts due and owing to such holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such holder in collecting any amounts due hereunder.

          The Company shall indemnify, save and hold harmless the holder hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from an Event of Default.

     8.7 Certain Expenses. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of (a) the Warrant, (b) the Issuable Warrant Shares, or (c) the Issued Warrant Shares.

     8.8 Regulatory Compliance Cooperation. Notwithstanding any other provision of this Warrant, the Company will not, without the written consent of each holder hereof and the holders of shares of Common Shares issuable hereunder, redeem, purchase or otherwise acquire, directly or indirectly, or convert or take any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, so as to increase the proportion of the Company's Voting Stock which this Warrant entitles the holder to purchase or which the holder of shares of Common Shares issuable hereunder then owns. A holder may withhold such consent if, in its opinion, after giving effect to such action, the holder would have a "Regulatory Problem" (as defined below). In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which the holder hereof or a holder of shares of Common Shares issuable hereunder would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause such holder to have a Regulatory Problem. For purposes of this paragraph, a Person will be deemed to have a "Regulatory Problem" when such Person or such Person's affiliates would own, control or have power, directly or indirectly, over a greater quantity of securities of any kind issued by the Company than is permitted under any requirement of any governmental authority binding on such Person.

     8.9  Conduct of Business.  From and after the Closing Date, the
Company will not and will not permit any of its Subsidiaries to engage in any business other than businesses of the type described on Schedule 4.1(D) of the Credit Agreement (as in effect on the date hereof) or other businesses in the same industry as such businesses disclosed on such Schedule 4.1(D) (as in effect on the date hereof). From and after the Closing Date, the Company shall not engage in any type of business activity other than ownership of the capital stock of Solaray and the performance of its obligations under the "Loan Documents" (as defined in the Credit Agreement) to which it is a party.

     8.10 No Additional Class P Common or Class A Common. The Company agrees that it shall not issue any additional shares of Class P Stock, Class A Stock or Class A Non-Voting Stock after the Closing Date except as expressly required by or provided for in the Other Warrant.

                                   ARTICLE IX
                                 MISCELLANEOUS

     9.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     9.2 Holder Not a Stockholder. Prior to the exercise of this Warrant as hereinbefore provided, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders (except as provided in ARTICLE V hereof), (ii) notice of or attend any meetings of stockholders of the Company (except as provided in ARTICLE IV) or (iii) notice of any other proceedings of the Company (except as provided in ARTICLE
IV).

     9.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid and return receipt requested, addressed to (a) the holder of this Warrant or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at c/o Clarte Capital, 185 S. State, Suite 930, Salt Lake City, Utah 84111, Attention:

President. The holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 9.3.

     9.4  Like Tenor.  All Warrants shall at all
times be identical, except as to the Preamble.

     9.5 Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     9.6 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof and (to the extent provided herein) the holders of Issued Warrant Shares, and shall be enforceable by any such holder.

     9.7 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

     9.8 Integration. This Warrant and the other warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein. Reference to the Credit Agreement herein shall, to the extent that the Loans and other obligations thereunder have been repaid and such Credit Agreement terminated, mean the Credit Agreement as in effect immediately prior to its termination.

     9.9 Amendment. This Warrant may not be modified or amended except by written agreement of the Company and the holder(s) hereof.

     9.10 Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     9.11 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     9.12 Notice of Expiration. The company will give the holder of this Warrant no less than six (6) months nor more than nine (9) months notice of the expiration of the right to exercise this

Warrant. The right to exercise this Warrant shall expire at the termination of the Exercise Period, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until 5:00 p.m. (Chicago Time), on a date six (6) months after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

     9.13 Tolling of Warrant Expiration. If the holder of this Warrant has attempted to exercise its "Put" (as defined in the Stockholders Agreement) pursuant to the Stockholders Agreement, and the Company for any reason fails to repurchase such Warrant and/or the Warrant Shares, then the date for the expiration of the right to exercise this Warrant shall be extended until a date three (3) months after Company notifies the holder in writing that it will satisfy any Put requested by the holder, unless the Company shall again fail to satisfy any requested Put, in which case the extension referenced above shall continue in accordance with the terms and conditions specified above.

     Witness the due execution hereof of this 28th day of October 1993, by the undersigned duly authorized officers of the Company.



                                        NUTRACEUTICAL CORPORATION


                                        By: /s/ Robert C. Gay
                                            ----------------------

                                        Title: President
                                              --------------------

Attest:

/s/ Matthew Levin
-----------------
    Secretary

                                  EXHIBIT 2.2
                                  -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                   (To be executed only upon partial or full
                        exercise of the within Warrant)

The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and purchases _________ shares of Non-Voting Common Stock of Nutraceutical Corporation, a Delaware corporation (the "Company") and herewith makes payment therefor in the amount of $______, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or _______ certificates in denominations of ____ shares) for the shares of Non-Voting Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _________ whose address is ________ and, if such shares of Non-Voting Common Stock shall not include all the shares of NonVoting Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of NonVoting Common Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _________, whose address is _______________.

Dated: ________, _______.

                                    By: _______________________________________
                                            (Signature of Registered Holder)

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT 3.2
                                  -----------
                                ASSIGNMENT FORM
                                ---------------
                    (To be executed only upon the assignment
                             of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ________, whose address is ______, all of the rights of the undersigned under the within Warrant, with respect to shares of Non-Voting Common Stock of Nutraceutical Corporation, a Delaware corporation (the "Company") and, if such shares of Non-Voting Common Stock shall not include all the shares of Non-Voting Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Non-Voting Common Stock of the Company not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint ________ Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated: ________,____.

                                            By:________________________________
                                               (Signature of Registered Holder)


NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                                                    Exhibit 10-8
                                                                    ------------


THIS WARRANT AND ANY SHARES OF CLASS A NON-VOTING COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR ANY SUCH SHARES MAY BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THIS WARRANT IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 28, 1993, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.


                                    WARRANTS

                 To Purchase Class A Non-Voting Common Stock of

                           NUTRACEUTICAL CORPORATION


THIS IS TO CERTIFY that Heller Financial, Inc., a Delaware corporation having its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661, or its registered assigns, is entitled upon the due exercise hereof at any time during the Exercise Period (as hereinafter defined) to purchase 12,994.35 shares (subject to adjustment as provided herein) of Class A Non-voting Common Stock, $.0l par value, of Nutraceutical Corporation, a Delaware corporation, at an Exercise Price of $.0l per share (such Exercise Price and the number of shares of Class A Non-Voting Common Stock purchasable hereunder being subject to adjustment as provided herein), and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.


                                   ARTICLE I
                                  DEFINITIONS

The terms defined in this ARTICLE I, whenever used in this Warrant, shall have the respective meanings hereinafter specified.

"Affiliate" of any entity means a Person which directly or directly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity. The term

"control," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"Assignment" means the form of Assignment appearing at the end of this Warrant.

"Bain Capital Investors" means Bain Capital Fund IV, L.P., a Delaware limited partnership, Bain Capital Fund IV-B, L.P., a Delaware limited partnership, BCIP Associates, a Delaware partnership, and BCIP Trust Associates, L.P., a Delaware limited partnership.

"Bain Investors" means the Bain Capital Investors, F. W. Gay & Sons, a Texas general partnership, Bruce Hough and James L. Learner.

"Chicago Time" shall mean, with respect to any determination of the time for performance hereunder, the time of day determined by the local time in Chicago, Illinois.

"Class A Stock" means shares of the Company's Class A Common Stock, $.0l par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Class A Non-Voting Stock" means shares of the Company's Class A Non-voting Common Stock, $.0l par value, convertible into Class A Stock on a share-for-share basis, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Class P Stock" means shares of the Company's Class P Common Stock, $.0l par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Closing Date" means October 28, 1993.

"Commission" means the Securities and Exchange Commission or an other Federal agency from time to time administering the Securities Act.

"Common Stock" means Class A Stock, Class A Non-Voting Stock, Class P Stock, Other Common Stock, Other Non-Voting Common Stock and any class of capital stock of the Company now or hereafter authorized having the right to share in distributions either of earnings or assets of the Company without limit as to amount or percentage.

"Company" means Nutraceutical Corporation, a Delaware corporation, and any successor corporation.

"Convertible Securities" means evidences of indebtedness, shares of stock (other than Class A Non-Voting Stock and Other Non-Voting Common Stock) or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, additional shares of

Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

"Credit Agreement" means the Credit Agreement dated as of even date herewith, between the Initial Holder, as agent and lender, and Solaray, as the same may be amended from time to time together with all of the other "Loan Documents" (as defined in the Credit Agreement), each as the same may be amended from time to time.

"Current Market Price" as to any security on any date specified herein means the average of the daily closing prices for the thirty (30) consecutive trading days before such date excluding any trades which are not bona fide arm's length transactions. The closing price for each day shall be (i) the mean between the closing high bid and low asked quotations of any such security in the over-the counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for any such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company, or (iii) if any such security is listed or admitted for trading on any national securities exchange, the last sale price of any such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which any such security is listed. If any such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (i) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (iii) of the preceding sentence if actual transactions are reported.

"Default Rate" means the interest rate applicable to "Base Rate Loans" (as defined in the Credit Agreement) after an "Event of Default" (as defined in the Credit Agreement) as set forth in Section 2.2 of the Credit Agreement.

"Distribution" has the meaning set forth in Section 5.1.

"Event of Default" means (a) the breach of any warranty, or the inaccuracy of any representation, made by the Company herein or (b) the failure by the Company to comply with any covenant contained herein.

"Exercise Period" means (subject to the provisions of Section 9.12 and 9.13 below) the period commencing on the Closing Date and terminating on the tenth anniversary of the Closing Date.

"Exercise Price" means the price per share of Class A Non-Voting Stock set forth in the preamble to this Warrant, as such price may be adjusted pursuant to
ARTICLE IV.

"Fair Value" means the fair market value of the Warrant Shares which are being repurchased (assuming full exercise of the Warrant) based upon the market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value including, without limitation, the rights and preferences of the Warrant Shares set forth in the Company's Certificate of Incorporation. Unless otherwise agreed by the Company and holder, Market Value of the Warrant Shares shall be determined by an investment banking firm reasonably acceptable to the Company and holder, which firm shall submit to the Company and holder a written report setting forth such determination. If the parties are unable to agree on an investment banking firm within 15 days after delivery of a request by any party for a determination of Market Value, a firm shall be selected by lot from the top-tier New York based investment banking firms, after the Company and holder have each eliminated one such firm. The expenses of such firm will be borne by the Company, and the determination of such firm will be final and binding upon all parties. In determining Fair Value of the Warrant Shares, no discount shall be imposed by reason of any stock interest being valued constituting a minority ownership interest, non-voting restrictions or the illiquidity of the stock interest being valued. Notwithstanding the foregoing, if the Company shall have effected a public offering of its Warrant Shares, and any of the Warrant Shares are actively traded on a public market, Fair Value means, with reference to the Warrant Shares, the Current Market Price of such shares as of any date of determination.

"Fully Diluted Outstanding Shares" shall mean, at any time, the sum of (i) the number of outstanding shares of Common Stock plus (ii) the number of Issuable Warrant shares, plus (iii) the number of shares of Common Stock issuable upon the exercise of outstanding options.

"Initial Holder" means Heller Financial, Inc., a Delaware corporation.

"Issuable Warrant Shares" means the number of shares of Class A Non-Voting Stock issuable from time to time upon exercise of this Warrant.

"Issued Class A Warrant Shares" means (a) any shares of Class A Stock issued upon conversion of Issued Class A Non-Voting Warrant Shares plus (b) any shares of Class A Stock issued as a stock dividend with respect to any shares of the type described in (a) or as part of a stock split affecting such shares.

"Issued Class A Non-Voting Warrant Shares" means (a) the cumulative total of the shares of Class A Non-Voting Stock issued from time to time upon exercise of the Warrants, plus (b) any shares of' Class A Non-Voting Stock issued as a stock dividend with respect to such shares or as part of a stock split affecting such shares, less (c) any shares described in (a) or (b) that were subsequently converted into shares of Class A Stock.

"Issued Warrant Shares" means the Issued Class A Warrant Shares plus the Issued Class A Non-Voting Warrant Shares.

"Liabilities" means Solaray's "Obligations" as defined in the Credit Agreement.

"Notice of Exercise" means the form of Notice of Exercise appearing as Exhibit
2.2 hereof.

"Opinion of Counsel means an opinion of counsel experienced in Securities Act or bank regulatory matters, as the case may be, chosen by the holder of this Warrant or the holder of Issued Warrant Shares, which counsel may be counsel to such holder.

"Other Common Stock" means shares of the Company's Common Stock, $.0l par value, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Other Non-Voting Common Stock" means shares of the Company's Non-Voting Common Stock, $.0l par value, convertible into Other Common Stock on a share-for-share basis, any stock into which such stock shall have been changed or any stock resulting from any reclassification of such stock.

"Other Securities" means any stock and other securities of the Company (other than Common Stock, Convertible Securities or Stock Purchase Rights) or any other Person which shall become subject to issue or sale upon the conversion or exchange of any stock or other securities of the Company.

"Other Warrant" means that certain Warrant to Purchase Non-Voting Common Stock of even date herewith, as hereafter amended, in favor of Initial Holder.

"Person" means any unincorporated organization, association, corporation, individual, sole proprietorship, partnership, joint venture, trust institution, entity, party or government (including any instrumentality, division, agency, body or department thereof).

"Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

"Solaray" means Solaray, Inc., a Utah corporation, and a wholly-owned Subsidiary of the Company.

"Stock Purchase Rights" means any warrants, options or other rights to subscribe for, purchase or otherwise acquire any shares of Common Stock or any Convertible Securities.

"Stockholders Agreement" means that certain Stockholders Agreement dated as of the Closing Date among the Company, Initial Holder and the Bain Capital Investors, as amended.

"Subsidiary" means any corporation or association (a) more than 50% (by number of votes) of the Voting Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries, or any other business entity in which the Company or one or more Subsidiaries or the Company and one or more subsidiaries owns more than a 50% interest either in the profits or capital of such business entity or (b) whose net earnings, or portions thereof, are consolidated with the net earnings of the Company and are recorded on the books of the

Company for financial reporting purposes in accordance with generally accepted accounting principles.

"Voting Stock" means securities of any class or series of a corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to participate in the election of a majority of the directors or persons performing similar functions of such corporation or association.

"Warrant" means the warrant dated as of Closing Date issued to the Initial Holder and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant and all warrants delivered pursuant to the last paragraph of Section 2.2.

"Warrant Shares" means the Issuable Warrant Shares plus the Issued Warrant
Shares.

Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders, and the words "herein," "hereof," and "hereunder" and words of similar import shall refer to this instrument as a whole, including any amendments hereto.


                                   ARTICLE II
                              EXERCISE OF WARRANT

     2.1  Right to Exercise.  On the terms and subject to the conditions of this
ARTICLE II, the holder hereof shall have the right, at its option, to exercise this Warrant in whole or in part at any time during the Exercise Period.

     2.2 Manner of Exercise; Issuance of Class A Non-Voting Stock. To exercise this Warrant, the holder hereof shall deliver to the Company (a) a Notice of Exercise in substantially the form of Exhibit 2.2 hereto duly executed by the holder hereof specifying the number of shares of Class A Non-Voting Stock to be purchased, (b) an amount equal to the aggregate Exercise Price for all shares of Class A Non-Voting Stock as to which this Warrant is then being exercised and
(c) this Warrant. At the option of the holder hereof, payment of the Exercise Price shall be made by (i) wire transfer of funds to an account in a bank located in the United States designated by the Company for such purpose, (ii) certified or official bank check payable to the order of the Company and drawn on a member of the Chicago Clearing House, (iii) by application of the Liabilities to the payment of the Exercise Price in such order as the Initial Holder may determine, (iv) deducting from the number of shares delivered upon exercise of the Warrant a number of shares which has an aggregate Current Market Price (or, in the event that the Current Market Price per share is not determinable, an aggregate Fair Value) on the date of exercise equal to the aggregate Exercise Price for all shares as to which the Warrant is then being exercised or (v) by any combination of such methods.

     Upon receipt of the required deliveries, the Company shall, as promptly as practicable, and in any event within five (5) days thereafter, cause to be issued and delivered to the holder hereof (or its nominee) or the transferee designated in the Notice of Exercise, a certificate or certificates representing shares of Class A Non-Voting Stock equal in the aggregate to the number of shares of

Class A Non-Voting Stock specified in the Notice of Exercise (but not exceeding the maximum number of shares issuable upon exercise of this Warrant). Such certificate or certificates shall be registered in the name of the holder hereof (or its nominee) or in the name of such transferee, as the case may be.

     If this Warrant is exercised in part, the Company shall, at the time of delivery of such certificate or certificates, unless the Exercise Period has expired, issue and deliver to the holder hereof or the transferee so designated in the Notice of Exercise, a new Warrant evidencing the right of the holder hereof or such transferee to purchase the aggregate number of shares of Class A Non-Voting Stock for which this Warrant shall not have been exercised, and this Warrant shall be canceled.

     2.3 Effectiveness of Exercise. Unless otherwise requested by the holder hereof, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the holder or transferee so designated in the Notice of Exercise shall be deemed to have become the holder of record of such shares for all purposes, as of the close of business on the date the Notice of Exercise, together with payment of the Exercise Price and this Warrant, is received by the Company.

     2.4 Fractional Shares. The Company shall not issue fractional shares of Class A Non-Voting Stock or scrip representing fractional shares of Class A Non-Voting Stock upon any exercise of this Warrant. As to any fractional share of Class A Non-Voting Stock which the holder hereof would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest .001 of a share) by the Fair Value (determined without regard to whether this Warrant or any Warrant Shares are then subject to repurchase hereunder) calculated as of the date of the Notice of Exercise. Payment of such amount shall be made at the time of delivery of any certificate or certificates deliverable upon such exercise in cash or by check payable to the order of the holder hereof or the transferee designated in the Notice of Exercise, as the case may be.

     2.5 Continued Validity. A holder of shares of Class A Non-Voting Stock issued upon the exercise of this Warrant, in whole or in part, shall continue to be entitled to all rights to which a holder of this Warrant is entitled pursuant to the provisions of this Warrant except such rights as by their terms apply solely to the holder of a Warrant. The Company will, at the time of any exercise of this Warrant, upon the request of the holder of the shares of Class A Non-Voting Stock issued upon the exercise hereof, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.

                                 ARTICLE III
                      REGISTRATION, TRANSFER AND EXCHANGE

     3.1 Maintenance of Registration Books. The Company shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

     3.2 Transfer and Exchange. Upon surrender for registration of transfer of this Warrant at such office, the Company shall execute and deliver in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Class A Non-Voting Stock. At the option of the holder hereof, this Warrant may be exchanged for other Warrants representing the right to purchase a like aggregate number of shares of Class A Non-Voting Stock upon surrender of this Warrant at such office. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrants which the holder making the exchange is entitled to receive.

     Every Warrant presented or surrendered for registration of transfer or exchange shall be accompanied by an Assignment duly executed by the holder thereof or its attorney duly authorized in writing in substantially the form of
Exhibit 3.2 attached hereto.

     All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits, as the Warrants surrendered upon such registration of transfer or exchange.

     3.3 Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (a) in the case of any such loss, theft or destruction upon delivery of indemnity reasonably satisfactory to the Company in form and amount or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant.

     3.4 Ownership. The Company and any agent of the Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                                   ARTICLE IV
                            ANTIDILUTION PROVISIONS

     4.1 Adjustment of Exercise Price. Upon any adjustment of the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant as provided in Section 4.2, the Exercise Price in effect immediately prior to such adjustment shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant immediately after giving effect to such adjustment.

     4.2 Adjustment of Number of Shares Purchasable. The number of shares of Class A Non-Voting Stock shall be subject to adjustment from time to time as hereinafter set forth.

          (a) Stock Dividends, Subdivisions and Combinations. In the event that the Company subsequent to the Closing Date shall:

               (i) declare a dividend upon, or make any distribution in respect of, any of its stock, payable in Common Stock, Convertible Securities or Stock Purchase Rights, or

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant shall be adjusted to that number determined by dividing the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant immediately prior to such event by a fraction (A) the numerator of which shall be the total number of outstanding shares of Common Stock of the Company immediately prior to such event, and (B) the denominator of which shall be the total number of outstanding shares of Common Stock of the Company immediately after such event, treating as outstanding all shares of Common Stock issuable upon conversions or exchanges of such Convertible Securities and exercises of such Stock Purchase Rights.

          (b) Issuance of Additional Shares of Common Stock. In case the Company shall issue or sell any shares of Common Stock after the Closing Date for a consideration less than the then Fair Value per share, then, the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant shall be increased as determined by the following formula, solving for the appropriate unknown variable thereunder:


            AWS             x       (TV + AC + EX)  =    WS    x  (TV + EX)
      ---------------                                  -------
      (AWS + SO + AS)                                  SO + WS

For purposes of the formula set forth above, the variables set forth therein shall have the following meanings:

          AWS = The number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant, after giving effect to the adjustment

          FVS = The then Fair Value per share (without giving effect to any dilution attributable to the Issuable Warrant Shares)

          SO = The number of shares of Common Stock outstanding prior to the issuance of the additional shares

          TV  =  FVS x SO

          AC = The aggregate consideration received for the sale or issuance of the additional shares of Common Stock

          AS = The number of additional shares of Common Stock to be sold or issued

          EX = The Exercise Price per share (prior to adjustment) times the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant (prior to the adjustment)

          WS = The number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant (prior to adjustment)

          For purposes of this Subsection (b), the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to which the Company shall first (i) enter into a firm contract for the issuance of such shares or
(ii) issue such shares.

          The provisions of this Subsection (b) shall not apply to any additional shares of Common Stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided for under Subsection (a) of this Section 4.2. No adjustment of the number of shares of Class A Non-Voting Stock issuable under this Warrant shall be made under this subsection upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any Stock Purchase Rights or pursuant to the conversion or exchange of any Convertible Securities to the extent that such adjustment shall previously have been made upon the issuance of such Stock Purchase Rights or Convertible Securities pursuant to Subsection (a), (c), (d), (e) or (f) of this Section 4.2.

          (c) Issuance of Stock Purchase Rights. In case the Company shall issue or sell any Stock Purchase Rights and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable upon exercise thereof (or, in the case of Stock Purchase Rights exercisable for the Purchase of Convertible Securities, upon the subsequent conversion or exchange of such Convertible Securities) shall be less than the then Fair Value per share, then the Number of shares of Class A Non-Voting Stock issuable under this Warrant shall be adjusted as provided in Subsection (b) of this Section 4.2 on the basis that (i) the maximum number of additional shares of Common Stock issuable upon exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities following such exercise) shall be deemed to have been issued as of the date of the determination of such adjustment, Fair Value, as hereinafter provided, and (ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company in connection with the issuance and exercise of such Stock Purchase Rights (or upon conversion or exchange of such Convertible Securities). For the purposes of this Subsection
(c), (i) the date as of which the adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Stock Purchase Rights, or (B) the date of actual issuance of such Stock Purchase Rights, and (ii) the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to the earlier of the dates determined pursuant to clauses (A) and (B) above.

          (d) Issuance of Convertible Securities. In case the Company shall issue or sell any Convertible Securities and the consideration per share for which additional shares of Common Stock may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Value per share, then the Number of shares of Class A Non-Voting Stock issuable under this Warrant shall be adjusted as provided in Subsection (b) of this
Section 4.2 on the basis that (i) the maximum number of additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date for the determination of such adjustment, Fair Value, as hereinafter provided, and
(ii) the aggregate consideration received for such additional shares of Common Stock shall be deemed to be equal to the minimum consideration received and receivable by the Company in connection with the issuance and conversion of exercise of such Convertible Securities. For the purposes of this Subsection
(d), (i) the date as of which the adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant per share shall be computed shall be the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Convertible Securities, or (B) the date of actual issuance of such Convertible Securities, and (ii) the date as of which the Fair Value per share of Common Stock shall be computed shall be the last day of the most recently completed fiscal period of the Company for which financial statements have been delivered pursuant to ARTICLE VI prior to the earlier of the dates determined pursuant to clauses (A) and (B) above. No adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant shall be made under this Subsection (d) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any Stock Purchase Rights, if an adjustment shall previously have been made upon the issuance of such Stock Purchase Rights pursuant to Subsection (c) of this Section 4.2.

          (e) Minimum Adjustment. In the event any adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant pursuant to this
Section 4.2 shall result in an adjustment of less than one share of Class A Non-Voting Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to one more share of Class A Non-Voting Stock; provide, however, that upon any adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant resulting from (i) the declaration of a dividend upon, or the making of any distribution in respect of, any stock of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of one share (or such figure as last adjusted) shall be proportionately adjusted, and provided, further, upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest 1/100th of a share) not theretofore made to the Number of shares of Class A Non-Voting Stock issuable under this Warrant up to and including the date upon which this Warrant is exercised.

          (f) Readjustment. In the event (i) the purchase price payable for any Stock Purchase Rights or Convertible Securities referred to in Subsection (c) or
(d) above, (ii) the additional consideration, if any, payable upon exercise of such Stock Purchase Rights or upon the conversion or exchange of such Convertible Securities or (iii) the rate at which any Convertible Securities above are convertible into or exchangeable for additional shares of Common Stock shall change, the number of shares of Class A Non-Voting Stock issuable under this Warrant at the time of such event shall forthwith be readjusted to that number of Shares which would have been issuable at such time had such Stock Purchase Rights or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such Stock Purchase Rights not exercised or of any such right to convert or exchange under any such Convertible Securities not exercised, the number of shares of Class A Non-Voting Stock issuable under this Warrant shall forthwith be reduced to that number of shares which would have been issuable at the time of such expiration or termination had such Stock Purchase Rights or Convertible Securities never been issued. No readjustment of the number of shares of Class A Non-Voting Stock issuable under this Warrant pursuant to this Subsection (f) shall have the effect of reducing the number of shares of Class A Non-Voting Stock issuable under this Warrant by a number in excess of the adjustments made to the number of shares of Class A Non-Voting Stock issuable under this Warrant in respect of the issue, sale or grant of the applicable Stock Purchase Rights or Convertible Securities.

          (g) Reorganization, Reclassification or Recapitalization of Company. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than in the cases referred to in Subsection (a) of this Section 4.2) , or in case of the consolidation or merger of the Company with or into another corporation, or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Class A Non-Voting Stock theretofore deliverable, as appropriate) the number of shares of stock or other securities or property to which the holder of the number of shares of Class A Non-Voting Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price.

          Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make equitable, written adjustments in the application of the provisions herein set forth satisfactory to the holders of Warrants entitled to purchase not less than 66 2/3% of the Issuable Warrant Shares at such time with respect to the rights and interests of holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and/or the successor entity, as applicable, which agreement shall bind each such entity, shall be accompanied by an opinion of counsel as to the enforceability of such agreement and shall be approved by the holders of Warrants entitled to purchase not less than 66 2/3% of the shares of Class A Non-Voting Stock issuable upon the exercise thereof.

          (h) Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issuance or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Subsection (g) or become subject to subscription, purchase or other acquisition pursuant to any options or rights issued or granted by the Company (or by any such other issuer or Person) for a consideration such as to dilute, within the standards established in the other provisions of this ARTICLE IV, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this ARTICLE IV with respect to the Number of shares of Class A Non-Voting Stock issuable under this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holders of the Warrant against the effect of such dilution.

          (i) Other Dilutive Events. In case any event shall occur as to which the other provisions of this ARTICLE IV are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this ARTICLE IV, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

          (j) Determination of Consideration. For purposes of this ARTICLE IV, the consideration received or receivable by the Company for the issuance, sale, grant or assumption of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

     (1) Cash Payment. In the case of cash, the net amount received by the Company after deduction of any accrued interest, dividends or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company.

     (2) Securities or Other Property. In the case of securities or other property, at the lesser of the Current Market Price of such consideration if determinable, and otherwise at the Fair Value of such consideration (in both cases as of the date immediately preceding the issuance, sale or grant in question).

     (3) Allocation Related to Common Stock. In the event additional shares of Common Stock are issued or sold together with other securities or other assets of the Company for a consideration which covers both, the consideration received (computed as provided in clauses (l) and (2) above) shall be allocable to such additional shares of Common Stock as determined in good faith by the Board of Directors of the Company.

     (4) Allocation Related to Stock Purchase Rights and Convertible Securities. In case any Stock Purchase Rights or Convertible Securities shall be issued or sold together with other securities or other assets of the Company, together comprising one integral transaction in which no specific consideration is allocated to the Stock Purchase Rights or Convertible Securities, such Stock Purchase Rights or Convertible Securities shall be deemed to have been issued without consideration.

     (5) Dividends in Securities. In case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than Common Stock) payable in either case in Common Stock, Convertible Securities or Stock Purchase Rights, such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     (6) Stock Purchase Rights and Convertible Securities. The consideration for which shares of Common Stock shall be deemed to be issued upon the issuance of any Stock Purchase Rights or Convertible Securities shall be determined by dividing (i) the total consideration, if any, received or receivable by the Company as consideration for the granting of such Stock Purchase Rights or the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Stock Purchase Rights, or, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, in each case after deducting any accrued interest, dividends, or any expenses paid or incurred or any underwriting commissions or concessions paid or allowed by the Company, by (ii) the maximum number of shares of Common

Stock issuable upon the exercise of such Stock Purchase Rights or upon the conversion or exchange of all such Convertible Securities.

     (7) Merger, Consolidation or Sale of Assets. In case any shares of Common Stock or Convertible Securities or any Stock Purchase Rights shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation the amount of consideration therefor shall be deemed to be the Fair Value of such portion of the assets and business of the non surviving corporation as shall be attributable to such Common Stock, Convertible Securities or Stock Purchase Rights, as the case may be. In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the Fair Value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the number of shares of Class A Non-Voting Stock issuable upon exercise of this Warrant, the determination of the Exercise Price immediately prior to such merger, consolidation or sale, for the purposes of Subsection (g) above, shall be made after giving effect to such adjustment of the Number of shares of Class A Non-Voting Stock issuable under this Warrant.

          (k) Record Date. In case the Company shall take a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then all references in this ARTICLE IV to the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, shall be deemed to be references to such record date.

          (l) Shares Outstanding. The number of shares of Common Stock deemed to be outstanding at any given time shall not include Shares of Common Stock in the treasury of the Company or held by any Subsidiary.

          (m) Maximum Exercise Price. At no time shall the Exercise Price per share of Class A Non-Voting Stock exceed the amount set forth in the Preamble of this Warrant except as provided in Subsection (a) or (g) of this Section 4.2.

          (n) Application. Except as otherwise provided herein, all Subsections of this Section 4.2 are intended to operate independently of one another. If an event occurs that requires the application of more than one Subsection, all applicable Subsections shall be given independent effect.

          (o) No Adjustments under Certain Circumstances. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Exercise Price in the case of:

               (i) the issuance of shares of Class A Non-Voting Stock or other Non-Voting Common Stock upon the exercise in whole or part of this Warrant or the Other Warrant, respectively;

               (ii) the issuance of shares of Common Stock pursuant to a rights offering in which the holder hereof elects to participate under the provisions of Section 4.3;

               (iii) the issuance of Class A Stock or Other Common Stock upon the conversion of the Class A Non-Voting Stock to Class A Stock or the conversion of Other Non-Voting Common Stock to Other Common Stock, respectively; or

               (iv) the issuance of shares of Other Common Stock ("Management Stock") to any executives or management of the Company or its Subsidiaries other than to Affiliates of the Bain Investors.

     4.3 Rights Offering. In the event the Company shall effect an offering of Common Stock pro rata among its stockholders, the holder hereof shall be entitled, at its option, to elect to participate in each and every such offering as if this Warrant had been exercised and such holder were, at the time of any such rights offering, then a holder of that number of shares of Class A Non Voting Stock to which such holder is then entitled on the exercise hereof.

     4.4  Certificates and Notices.

          (a)  Adjustments to Exercise Price. Upon any adjustment under this
ARTICLE IV of the number of shares of Class A Non-Voting Stock purchasable upon exercise of this Warrant or of the Exercise Price, a certificate, signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the holder of this Warrant specifying the adjusted Exercise Price and the number of shares of Class A Non-Voting Stock purchasable upon exercise of such holder's Warrant after giving effect to such adjustment.

          The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under ARTICLE IV.

          (b) Extraordinary Corporate Events. In case the Company after the date hereof shall propose to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other Distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail to the holder of this Warrant notice of such proposed action, which shall specify the date on which the stock transfer books of the Company shall close, or a record shall be taken, for determining the holders of Common Stock entitled to receive such stock dividends or other Distribution or such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least fifteen
(15) days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least thirty (30) days prior to the date upon which such action takes place and twenty (20) days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

          (c) Effect of Failure. Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this
Section 4.4 shall not affect the legality or validity of the adjustment of the Exercise Price or the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.


                                   ARTICLE V
                   PARTICIPATION IN CORPORATE DISTRIBUTIONS

     5.1  Company's Obligation to Make Payments.

          Other than distributions on the Class P Stock or Class A Stock in accordance with the Company's articles or certificate of incorporation, the Company shall not declare, make or pay any dividend or other distribution, whether in cash or other property, with respect to its Common Stock (a "Distribution") (other than Common Stock of the Company as to which the antidilution provisions of ARTICLE IV shall apply), unless it concurrently makes a cash payment to the holder of this Warrant equal to the amount to which such holder would otherwise be entitled if such holder then had exercised the Warrant in full and held Issued Warrant Shares.

                                  ARTICLE VI
                      FINANCIAL AND BUSINESS INFORMATION

     6.1  Information. The Company shall deliver to the holder hereof:

          (a) as soon as practicable after the end of each of the first three quarterly fiscal periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, two copies of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter; and

               (ii) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter; setting forth in each case in comparative form the figures for the corresponding dates and periods in the previous fiscal year. Such statements shall be (1) prepared in accordance with generally accepted accounting principles consistently applied, (2) in reasonable detail and (3) certified as complete and correct by the chief financial or accounting officer of the Company;

          (b) as soon as practicable after the end of each fiscal year of the Company (commencing with the end of the 1993 fiscal year) and in any event within ninety (90) days thereafter, two copies of:

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year; and

               (ii) consolidated statements of income, retained earnings and cash flow of the Company and its Subsidiaries for such year;

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by a report thereon by a firm of independent certified public accountants of recognized national standing selected by the Company, which report shall state that (1) such financial statements fairly present the financial position of the entities being reported upon at the end of such year and the results of their operations and changes in accounting principles consistently applied (except for changes in accounting principles with which such accountants concur), and (2) its examination of such financial statements has been made in accordance with generally accepted auditing standards and included such tests of the accounting records and other auditing procedures as they considered necessary in the circumstances;

          (c) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its stockholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Commission or any securities exchange on which shares of Common Stock are listed;

          (d) promptly upon the Company's obtaining knowledge thereof, notice of the existence of an Event of Default, describing such Event of Default in reasonable detail; and

          (e) prior to the time that Company shall have completed a "Qualified Public Offering" (as defined in the Stockholders Agreement), with reasonable promptness, such other financial information as from time to time may be reasonably requested by the holder hereof.

So long as the Company delivers to the holders of Warrant Shares copies of all monthly and annual financial statements and reports of or relating to the Company, Solaray and their Subsidiaries required to be delivered pursuant to the Credit Agreement, clauses (a) and (b) above shall be suspended.


                                  ARTICLE VII
                        REPRESENTATIONS AND WARRANTIES
                                OF THE COMPANY

          The Company hereby represents and warrants to the Initial Holder and each subsequent holder of this Warrant that as of the Closing Date:

     7.1 Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the authorized capital of the Company consists of 2,000,000 shares of Other Common Stock, 120,000 shares of Other Non-Voting Common Stock, 200,000 shares of Class P Common Stock, 13,000 shares of Class A Stock and 13,000 shares of Class A Non-Voting Stock. As of the date hereof there are 100,000 shares of Class P Stock and 900,000 shares of the Other Common Stock issued and outstanding and there are no Shares of Other Non-Voting Common Stock, no shares of Class A Stock and no shares of Class A Non-Voting Stock issued and outstanding, and no shares of the Company's capital stock are held in its treasury. No unissued shares of Class A Stock or Class A Non-Voting Stock are reserved for any purpose other than for issuance upon the exercise of this Warrant. The Company has not issued or agreed to issue any Stock Purchase Rights or Convertible Securities, and there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock. All the outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable.

     7.2 Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

     7.3 No Legal Bar. Neither the execution, delivery or performance of this Warrant, the Stockholders Agreement or that certain Registration Agreement among the Company, the Initial Holder and the Bain Investors will (a) conflict with or result in a violation of the articles or certificate of incorporation or By-Laws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any Affiliate (except that the Company's ability to honor its obligations with respect to the "Put" (as defined in the Stockholders Agreement) is subject to the availability of sufficient earned and/or capital surplus), (c) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority, or (d) result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

     7.4 Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, shares of Common Stock issued pursuant hereto will have been validly issued and will be fully paid and nonassessable.


                                 ARTICLE VIII
                       VARIOUS COVENANTS OF THE COMPANY

     8.1 No Impairment or Amendment. The Company shall not by any action including, without limitation, amending its articles or certificate of incorporation, any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the holder hereof against impairment. Without limiting the generality of the foregoing, after the Closing Date the Company will (a) not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant,
(d) not issue any capital stock of any class which is preferred (or pari passu to the Class A Stock) as to dividends or as to the distribution of assets upon the voluntary or involuntary dissolution, liquidation or winding up of the Company, and (e) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than that percentage of the outstanding shares of Common Stock to which it related immediately prior to such corporate action.

          Upon the request of the holder hereof the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form satisfactory to such holder, the continued validity of this Warrant and the Company's obligations hereunder.

     8.2 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant or the conversion of Class A Non-Voting Stock, a number of shares of Class A Non-Voting Stock equal to the number of shares of Class A Non-Voting Stock issuable upon the exercise of this Warrant and a number of shares of Class A Stock equal to the number of shares of Class A Stock issuable upon conversions of such Class A Non-Voting Stock. All such shares of Class A Non-Voting Stock shall be duly authorized and, when issued upon exercise of this Warrant, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof. All such shares of Class A Stock shall be duly authorized and, when issued upon conversions of such Class A Non-Voting Stock, shall be validly issued and fully paid and non-assessable with no liability on the part of the holders thereof. The Company shall not at any time while this Warrant remains outstanding allow the par value of its Common Stock to exceed the then effective Exercise Price.

     8.3 Listing on Securities Exchange. If the Company shall list any shares of Common Stock on any securities exchange it will, at its expense, list thereon, maintain and increase when necessary such listing of, all Issued Warrant Shares and, to the extent permissible under the applicable securities exchange rules, all Issuable Warrant Shares, so long as any shares of Common Stock shall be so listed. The Company will also so list on each securities exchange, and will maintain such listing of, any other securities which the holder of this Warrant shall be entitled to receive upon the exercise thereof if at the time any securities of the same class shall be listed on such securities exchange by the Company.

     8.4 Availability of Information. The Company will cooperate with the holder hereof and of Issued Warrant Shares in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of this Warrant or such Issued Warrant Shares.

     8.5  Interested Transactions.

          Without the prior written consent of the Initial Holder, the Company will not and will not permit any of its Subsidiaries directly or indirectly to:

          (a) enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of Company or with any director, officer or employee of Company or any of its Subsidiaries, except (i) as set forth on Schedule 7.9 to the Credit Agreement as in effect on the date hereof, (ii) as permitted by paragraph (b) below, or (iii) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of Company or any of its Subsidiaries and upon fair and reasonable terms which are fully disclosed to holders and are no less favorable to Company or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of Company; or

          (b) pay any management, consulting or similar fees to any Affiliate of Company or any of its Subsidiaries or to any director, officer or employee of Company or any of its Subsidiaries except as set forth on Schedule 7.9 to the Credit Agreement as in effect on the date hereof.

     8.6 Indemnification. If the Company fails to make when due any payments provided for in this Warrant, the Company shall pay to the holder hereof (a) interest at the Default Rate on any amounts due and owing to such holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such holder in collecting any amounts due hereunder.

          The Company shall indemnify, save and hold harmless the holder hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from an Event of Default.

     8.7 Certain Expenses. The Company shall pay all expenses in connection with, and all taxes (other than stock transfer taxes) and other governmental charges that may be imposed in respect of, the issue, sale and delivery of (a) the Warrant, (b) the Issuable Warrant Shares, or (c) the Issued Warrant Shares.

     8.8 Regulatory Compliance Cooperation. Notwithstanding any other provision of this Warrant, the Company will not, without the written consent of each holder hereof and the holders of shares of Common Stock issuable hereunder, redeem, purchase or otherwise acquire, directly or indirectly, or convert or take any action with respect to the voting rights of, any shares of any class of its capital stock or any securities convertible into or exchangeable for any shares of any class of its capital stock, so as to increase the proportion of the Company's Voting Stock which this Warrant entitles the holder to purchase or which the holder of shares of Common Stock issuable hereunder then owns. A holder may withhold such consent if, in its opinion, after giving effect to such action, the holder would have a "Regulatory Problem" (as defined below). In addition, the Company will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which the holder hereof or a holder of shares of Common Stock issuable hereunder would be required to take any voting securities, or any securities convertible into voting securities, which might reasonably be expected to cause such holder to have a Regulatory Problem. For purposes of this paragraph, a Person will be deemed to have a "Regulatory Problem" when such Person or such Person's affiliates would own, control or have power, directly or indirectly, over a greater quantity of securities of any kind issued by the Company than is permitted under any requirement of any governmental authority binding on such Person.

     8.9 Conduct of Business. From and after the Closing Date, the Company will not and will not permit any of its Subsidiaries to engage in any business other than businesses of the type described on Schedule 4.1(D) of the Credit Agreement (as in effect on the date hereof) or other businesses in the same industry as such businesses disclosed on such Schedule 4.1(D) (as in effect on the date hereof). From and after the Closing Date, the Company shall not engage in any type of business activity other than ownership of the capital stock of Solaray and the performance of its obligations under the "Loan Documents" (as defined in the Credit Agreement) to which it is a party.

     8.10 No Additional Class P Common or Class A Common. The Company agrees that it shall not issue any additional shares of Class P Stock, Class A Stock or Class A Non-Voting Stock after the Closing Date except as expressly required by or provided for in this Warrant.


                                  ARTICLE IX
                                 MISCELLANEOUS

     9.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

     9.2 Holder Not a Stockholder. Prior to the exercise of this Warrant as hereinbefore provided, the holder hereof shall not be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive (i) dividends or any other distributions made to stockholders (except as provided in ARTICLE V hereof), (ii) notice of or attend any meetings of stockholders of the Company (except as provided in ARTICLE IV) or (iii) notice of any other proceedings of the Company (except as provided in ARTICLE
IV).

     9.3 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid and return receipt requested, addressed to (a) the holder of this Warrant or Issued Warrant Shares at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at c/o Clarte Capital, 185 S. State, Suite 930, Salt Lake City, Utah 84111, Attention: President. The holder of this Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 9.3.

     9.4 Like Tenor. All Warrants shall at all times be identical, except as to the Preamble.

     9.5 Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     9.6 Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof and (to the extent provided herein) the holders of Issued Warrant Shares, and shall be enforceable by any such holder.

     9.7 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

     9.8 Integration. This Warrant replaces all prior agreements, supersedes all prior negotiations and constitutes the entire agreement of the parties with respect to the transactions contemplated herein. Reference to the Credit Agreement herein shall, to the extent that the Loans and other obligations thereunder have been repaid and such Credit Agreement terminated, mean the Credit Agreement as in effect immediately prior to its termination.

     9.9 Amendment. This Warrant may not be modified or amended except by written agreement of the Company and the holder(s) hereof.

     9.10 Headings. The headings of the Articles and Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     9.11 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     9.12 Notice of Expiration. The Company will give the holder of this Warrant no less than six (6) months nor more than nine (9) months notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at the termination of the Exercise Period, unless the Company shall fail to give such notice as aforesaid, in which event the right to exercise this Warrant shall not expire until 5:00 p.m. (Chicago Time), on a date six (6) months after the date on which the Company shall give the holder hereof notice of the expiration of the right to exercise this Warrant.

     9.13 Tolling of Warrant Expiration. If the holder of this Warrant has attempted to exercise its "Put" (as defined in the Stockholders Agreement) pursuant to the Stockholders Agreement, and the Company for any reason fails to repurchase such Warrant and/or the Warrant Shares, then the date for the expiration of the right to exercise this Warrant shall be extended until a date three (3) months after Company notifies the holder in writing that it will satisfy any Put requested by the holder, unless the Company shall again fail to satisfy any requested Put, in which case the extension referenced above shall continue in accordance with the terms and conditions specified above.

          Witness the due execution hereof of this 28TH day of October 1993, by the undersigned duly authorized officers of the Company.



                                 NUTRACEUTICAL CORPORATION


                                 By: /s/ Robert C. Gay
                                     -----------------------------------

                                 Title:  President
                                         -------------------------------


Attest:



/s/ Matthew Levin
---------------------------
secretary

                                  EXHIBIT 2.2
                                  -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                   (To be executed only upon partial or full
                        exercise of the within Warrant)

The undersigned registered holder of the within Warrant irrevocably exercises the within Warrant for and purchases ______shares of Class A Non-Voting Stock of Nutraceutical Corporation, a Delaware corporation (the "Company") and herewith makes payment therefor in the amount of $_________, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or ___________ certificates in denominations of _______ shares) for the shares of Class A Non-Voting Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or
(b)_____________ ___________________, whose address is
________________________________ and, if such shares of Class A Non-Voting Stock shall not include all the shares of Class A Non-Voting Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Class A Non-Voting Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ____________________ __________________________, whose address is___________________________.

Dated: _________________, _____.


                                        By:_________________________________
                                            (Signature of Registered Holder)


NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT 3.2
                                  -----------

                                ASSIGNMENT FORM
                                ---------------

                   (To be executed only upon the assignment
                            of the within Warrant)

FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto __________________________________________, whose address is
______________________, all of the rights of the undersigned under the within Warrant, with respect to _____ shares of Class A Non-Voting Stock of Nutraceutical Corporation, a Delaware corporation (the "Company") and, if such shares of Class A Non-Voting Stock shall not include all the shares of Class A Non-Voting Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Class A Non-Voting Stock of the Company not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint Attorney to register such transfer on the books of the Company maintained for the purpose, with full power of substitution in the premises.


Dated: _________________, _____.


                                        By:_________________________________
                                           (Signature of Registered Holder)



NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.